                                                                   Exhibit 10.24
                                                                   -------------


                    AMENDED AND RESTATED SECURITY AGREEMENT
                    ---------------------------------------

     THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Security Agreement"),
                                                         ------------------
dated as of June 30, 1999, is made by MATTHEWS STUDIO EQUIPMENT GROUP, a California corporation (the "Parent"), MATTHEWS STUDIO SALES, INC., a California
                             ------
corporation ("MSSI"), HOLLYWOOD RENTAL COMPANY, LLC, a Delaware limited
              ----
liability company ("HRCL") (as successor by merger to Hollywood Rental Co.,
                    ----
Inc., a California corporation), MATTHEWS STUDIO ELECTRONICS, INC., a California corporation ("MSE"), MATTHEWS ACCEPTANCE CORPORATION, a California corporation
              ----
("MAC"), DUKE CITY VIDEO, INC., a New Mexico corporation ("Duke"), HDI HOLDINGS,
  ---                                                      ----
INC., a Kentucky corporation ("HDI"), FOUR STAR LIGHTING, INC., a New York
                               ---
corporation ("Four Star"), MATTHEWS STUDIO GROUP CENTERS, INC., a California
              ---------
corporation ("MSGC") (f/k/a Matthews Medical Equipment, Inc.), KEYLITE HOLDINGS,
              ----
INC., California corporation ("KHI"), REEL WHEELS, INC., a California
                               ---
corporation ("RWI"), KEYLITE PRODUCTION SERVICES, INC., a California corporation
              ---
("KPS"), DUKE CITY HOLDINGS, INC., a California corporation ("Duke Holdings"),
  ---                                                         -------------
FOUR STAR HOLDING, INC., a Delaware corporation ("Four Star Holding") and
                                                  -----------------
ShowbizMart.com, Inc., a Delaware corporation ("ShowbizMart") (each of the
                                                -----------
Parent, MSSI, HRCL, MSE, MAC, Duke, HDI, Four Star, MSGC, KHI, RWI, KPS, Duke Holdings, Four Star Holding and ShowbizMart, a "Grantor" and collectively,
                                                -------
"Grantors"), in favor of ING EQUITY PARTNERS, L.P. I, a Delaware limited
 --------
partnership ("Equity Partners"), and the other purchasers of Convertible Senior
              ---------------
Subordinated Notes of the Parent (the "Notes") listed on the signature pages
                                       -----
hereto (collectively, "Beneficiaries").
                       -------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Grantors (other than ShowbizMart) and Equity Partners are parties to that certain Security Agreement dated as of January 12, 1999 (the "Existing Security Agreement") which secures the due and prompt repayment of any and all obligations of Grantors (other than ShowbizMart) to Equity Partners ("Reimbursement Obligations") under a Reimbursement Agreement between Grantors (other than ShowbizMart) and Equity Partners dated as of January 12, 1999 (the "Reimbursement Agreement");

     WHEREAS, pursuant to the terms of the Note Purchase Agreement, dated as of the date hereof (as amended or otherwise modified, the "Purchase Agreement")
                                                        ------------------
among Parent and Beneficiaries, Beneficiaries are purchasing the aggregate principal amount of Notes set forth on Schedule I to the Purchase Agreement;

     WHEREAS, as a condition precedent to Beneficiaries' executing the Purchase Agreement and purchasing the Notes, each Grantor is required to execute and deliver this amended and restated Security Agreement to secure the due and prompt repayment of any and all

Subordinated Debt (as defined below) to Beneficiaries in respect of (i) the Reimbursement Obligations and (ii) the Notes;

     WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this amended and restated Security Agreement;

     NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Beneficiaries to purchase the Notes, Grantors agree, for the benefit of Beneficiaries, that the Existing Security Agreement is hereby amended and restated in its entirety as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1.  Certain Terms.  Unless the context shall otherwise require,
           -------------
capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement. The following terms when used herein shall have the following meanings:

     "Capital Lease" shall mean any lease of any property (whether real,
      -------------
personal or mixed) by any Grantor as lessee which, in conformity with generally accepted accounting principles consistently applied, is, or is required to be, accounted for as a capital lease on the balance sheet of the Grantors.

     "Capitalized Lease Obligation" shall mean an obligation to pay rent or
      ----------------------------
other amounts under any Capital Lease, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with generally accepted accounting principles.

     "Chattel Paper" shall mean all "chattel paper," as such term is defined in
      -------------
the Uniform Commercial Code as adopted in the State of New York, now owned or hereafter acquired by any Person, wherever located.

     "Collateral Agency Agreement" shall mean the Collateral Agency Agreement,
      ---------------------------
dated as of June 30, 1999, by and among the Beneficiaries.

     "Collateral Agent" shall mean ING Equity Partners, L.P. I, or such other
      ----------------
entity appointed by the Beneficiaries as Collateral Agent pursuant to the Collateral Agency Agreement.

     "Copyright" shall have the meaning given to it in the Amended and Restated
      ---------
Security Agreement and Mortgage - Patents, Trademarks and Copyrights, dated as of April 1, 1998, among the Grantors and the Senior Agent, as amended from time to time.

     "Copyright License" shall mean any agreement, whether written or oral,
      -----------------
providing for the grant by or to a Grantor of any right in or to any Copyright.

     "Credit Agreement" shall mean the Amended and Restated Credit Agreement,
      ----------------
dated as of April 1, 1998, among Grantors, the Senior Debtholders and the Senior Agent, as the same has been or may be amended or otherwise modified from time to time.

     "Equipment" shall have the meaning given to it in the Amended and Restated
      ---------
Security Agreement, dated as of April 1, 1998, among the Grantors and the Senior Agent, as amended from time to time.

     "Event of Default" shall have the meaning given to it in the Purchase
      ----------------
Agreement.

     "Guarantee" shall mean any obligation, contingent or otherwise, of any
      ---------
Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or obligation of any other Person in any manner, whether directly or indirectly, and shall include, without limitation, any obligation of such Person, direct or indirect, to (i) purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or obligation, (ii) purchase property, securities or services for the purpose of assuring the owner of such Indebtedness or obligation of the payment of such Indebtedness or obligation, or (iii) maintain working capital, equity capital, available cash or other financial condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or obligation; provided, however, that the term Guarantee shall not include
               --------  -------
endorsements for collection or collections for deposit, in either case in the ordinary course of business.

     "Hedging Obligations" shall have the meaning given to it in the Purchase
      -------------------
Agreement.

     "Indebtedness" of any Person means, without duplication:
      ------------

          (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (including Redeemable Capital Stock);

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Obligations;

          (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

          (e)  net liabilities of such Person under all Hedging Obligations;

          (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

          (g)  all Guarantees of such Person in respect of any of the foregoing.

For all purposes of this Security Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

     "Instrument" shall have the meaning given to it in Section 9105(1)(i) of
      ----------
the New York Uniform Commercial Code.

     "Inventory" shall have the meaning given to it in the Amended and Restated
      ---------
Security Agreement, dated as of April 1, 1998, among the Grantors and the Senior Agent, as amended from time to time.

     "Lien" shall mean, with respect to any asset, (i) any mortgage, lien,
      ----
pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset, (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities or (iv) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

     "Negotiable Collateral" shall have the meaning given to it in Section 2.3
      ---------------------                                        -----------
hereof.

     "Patent" shall have the meaning given to it in the Amended and Restated
      ------
Security Agreement and Mortgage - Patents, Trademarks and Copyrights, dated as of April 1, 1998, among the Grantors and the Senior Agent, as amended from time to time.

     "Patent License" shall mean any agreement, whether written or oral,
      --------------
providing for the grant by or to a Grantor of any right to manufacture, use or sell any invention covered by a Patent, and all rights of a Grantor under such agreement.

     "Person" shall have the meaning given to it in the Purchase Agreement.
      ------

     "Pledgor" means any Grantor that has Pledged Securities.
      -------

     "Pledged Securities" mean any (a) shares of capital stock and (b) proceeds
      ------------------
of such capital stock which have been pledged to the Senior Agent, for the benefit of the Senior Debtholders, as security for the Senior Debt.

     "Possessory Collateral" shall have the meaning given to such term in
      ---------------------
Section 12.1.
------------

     "Requisite Holders" means the Holders (as such term is defined in the
      -----------------
Purchase Agreement) of Notes representing a majority the aggregate principal amount of the Notes outstanding (including any Notes deemed to be outstanding in respect of any Reimbursement

Obligations) at the time in question; provided, that for so long as Equity
                                      --------
Partners is a Significant Holder, Equity Partners must be included in such majority.

     "Requisite Senior Debtholders" means, with respect to any action which may
      ----------------------------
be taken by the Senior Debtholders in connection with any term of this Security Agreement, the Senior Debtholder or Senior Debtholders necessary to approve or consent to such action pursuant to the terms of the Credit Agreement.

     "Senior Agent" means The Chase Manhattan Bank, in its capacity as agent for
      ------------
the lenders under the Credit Agreement, and its successors in such capacity, or, if there is then no acting agent under the Credit Agreement, financial institutions holding a majority in principal amount of the Senior Debt outstanding thereunder, or if no debt is outstanding, a majority in amount of the loan commitments outstanding thereunder.

     "Senior Debt" means all loans, advances, debts, liabilities and
      -----------
obligations, for the performance of covenants, tasks or duties or for the payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Parent or its Subsidiaries to the Senior Agent or any lender under the Credit Agreement, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Credit Agreement. Senior Debt includes all principal, interests, fees, expenses, attorneys' fees and any other sums chargeable to Parent under the Credit Agreement or any of the other Loan Documents (as such term is defined in the Credit Agreement), together with, subject to the last sentence hereof, (a) all complete or partial refinancings of the Senior Debt,
(b) any amendments, modifications, renewals or extensions of any of the foregoing and (c) any interest accruing on the foregoing after the commencement of any bankruptcy, insolvency or similar proceeding, without regard to whether or not such interest accrues in any such proceeding or is an allowed claim in any such proceeding. Senior Debt shall be considered to be outstanding whenever any loan commitment under the Credit Agreement is outstanding. Notwithstanding the foregoing, however, "Senior Debt" shall not include any loans, advances, debts, liabilities, obligations or other amounts arising out of any partial or complete refinancing of Senior Debt if both (i) such refinancing is with a party or parties other than the existing Senior Agent and the Senior Debtholders for whom the Senior Agent is at the time serving as agent under the Credit Agreement and (ii) the final stated maturity date of such refinancing is later than June 30, 2005.

     "Senior Debtholder" means a holder of Senior Debt.
      -----------------

     "Subordinated Debt" means all debts, liabilities and obligations, for the
      -----------------
performance of covenants, tasks or duties or for the payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Parent or its Subsidiaries to the Holders under the Subordinated Debt Documents, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Subordinated Debt Documents. Subordinated Debt includes all principal, interest, fees, expenses, attorneys' fees, indemnification and any other sum chargeable to Parent under any Subordinated Debt Document, together with, subject to the last sentence hereof, (a) any amendments, modifications, renewals or extensions of any of the foregoing and (b) any interest accruing on the foregoing after the commencement of any bankruptcy, insolvency or similar proceeding, without regard to whether or not such interest accrues in any such proceeding or is an allowed claim in any such proceeding.

     "Subordinated Debt Documents" means this Security Agreement, the Purchase
      ---------------------------
Agreement, the Notes, the Reimbursement Agreement and all agreements, documents and instruments securing the Subordinated Debt pursuant to this Security Agreement.

     "Trademark" shall have the meaning given to it in the Amended and Restated
      ---------
Security Agreement and Mortgage - Patents, Trademarks and Copyrights dated as of April 1, 1998, among the Grantors and the Senior Agent, as amended from time to time.

     "Trademark License" shall mean any agreement, whether written or oral,
      -----------------
providing for the grant by or to a Grantor of any right to use any Trademark.

                                  ARTICLE II

                               SECURITY INTEREST

     2.1.  Grant of Security Interest.  Each Grantor hereby assigns to
           --------------------------
Beneficiaries, and grants to Beneficiaries, its successors and its assigns, a continuing security interest (the "Security Interest") in all currently existing
                                   -----------------
and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Subordinated Debt of the Parent to Beneficiaries. Beneficiaries' Security Interest in the Collateral shall attach to all Collateral without further act on the part of Beneficiaries or any Grantor.

     2.2.  Limitation on Security Interest.
           -------------------------------

     (a)  Subordination and Other Liens.  The Beneficiaries agree that until the
          -----------------------------
Grantors have indefeasibly paid in cash in full all Senior Debt, the Security Interest granted hereunder (the "Subordinated Liens") shall be subject, junior
                                 ------------------
and subordinate to all security interests and liens granted or purported to be granted by any Grantor in favor of the Senior Agent (all such security interests and liens, and any other security interests and liens granted or purported to be granted, now or hereafter by a Grantor in favor of the Senior Agent are collectively referred to as the "Senior Liens"), irrespective of (i) the order
                                 ------------
of perfection of any Senior Liens and any Subordinated Liens, (ii) the failure of Senior Agent to perfect, or to maintain the perfection of, any security interests or liens compromising any of the Senior Liens or (iii) the rules for determining the priority under the Uniform Commercial Code or other relevant law.

     (b)  Subordination upon Payments and Distributions.  Other than with
          ---------------------------------------------
respect to Permitted Securities, upon any payment or distribution of cash, securities or other property of any of the Grantors of any kind or character to creditors upon any dissolution, winding up, total or partial liquidation, reorganization or marshaling of assets of any of the Grantors, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership proceedings or upon assignment for the benefit of creditors: (i) all Senior Debt shall first be paid in full in cash before the Beneficiaries (or their respective successors or assigns) may receive or retain any payment or distribution of assets (including assets as to which any such person has a lien or security interest) and (ii) any payment or distribution of cash, securities or other property to which the

Beneficiaries (or their respective successors or assigns) would be entitled, except for the provisions of this section, shall be paid directly to the Senior Agent for its benefit and the benefit of the Senior Debtholders to the extent necessary to pay all Senior Debt in full in cash, after giving effect to any concurrent payment or distribution to the Senior Debtholders, before any such payment or distribution is made to the Beneficiaries (or their successors or assigns). For the purposes of this Section 2.2, the term "Permitted Securities"
                                    -----------            --------------------
means any securities of any of the Grantors provided for by a plan of reorganization, the payment of which is subordinated to the Senior Debt at least to the extent provided in this Security Agreement, which securities shall be distributed upon any insolvency, bankruptcy, liquidation, dissolution or similar proceeding under any applicable bankruptcy or insolvency law and shall be approved by a court of competent jurisdiction pursuant to a decree or order that states that the effect of such securities and the distribution thereof is to preserve the subordination of the Security Interest granted herein to the Senior Liens.

     (c)  Release of Subordinated Liens; Disposition of Collateral.  If the
          --------------------------------------------------------
Senior Agent consents to any request by a Grantor to sell or otherwise dispose of any Collateral, the Beneficiaries agree to release any Subordinated Liens encumbering any such Collateral sold or otherwise disposed of, and to execute and deliver promptly such lien release documents as Senior Agent may reasonably request in connection therewith. If the Senior Agent agrees with a Grantor to take possession of or otherwise acquire any Collateral in complete or partial satisfaction of any Senior Debt, the Beneficiaries agree to release any Subordinated Liens encumbering any such Collateral acquired by Senior Agent, and to execute and deliver promptly such lien release documents as Senior Agent may
reasonably request in connection therewith.   The Beneficiaries hereby waive any
right they may have by contract or by law to require Senior Agent to give notice of any disposition of Collateral contemplated by this Section 2.2(c) or any such
                                                      --------------
right the Beneficiaries may have to object to or otherwise contest any such disposition, including, without limitation, any requirement that Senior Agent foreclose upon such Collateral under applicable law. If Senior Agent elects to foreclose upon any Collateral, the Beneficiaries agree not to contest or otherwise challenge any such foreclosure and further agree not to assert any claim or defense that any such foreclosure was not commercially reasonable or otherwise failed to comply with applicable law.

     (d)  Insurance for Collateral.  Prior to indefeasible payment in full in
          ------------------------
cash of the Senior Debt and termination of the Credit Agreement in accordance with its terms, as between the Beneficiaries and the Senior Agent, Senior Agent shall have the sole right, in the exercise of its reasonable credit judgment, to adjust and compromise any claims under any insurance maintained by any of the Grantors insuring any Collateral, to collect and receive the proceeds thereof, and to execute and deliver all proofs of loss, receipts, vouchers and releases in connection with such claims. Upon receipt, the Beneficiaries will deliver to Senior Agent or any such insurer such releases, consents or other instruments as Senior Agent may reasonably request to implement the provisions of this Section
                                                                        -------
2.2(d).  Any insurer shall be entitled to rely on a copy of this Security
------
Agreement as its irrevocable authorization to deal solely with Senior Agent as hereinabove described, notwithstanding the designation of Beneficiaries as loss payee, mortgagee, additional insured or the like of any such policy of insurance.

     2.3.  Negotiable Collateral.  In the event that any Collateral, including
           ---------------------
proceeds, is evidenced by or consists of negotiable instruments ("Negotiable
                                                                  ----------
Collateral"), the applicable
-----------

Grantor or Grantors shall, immediately upon the request of Beneficiaries, endorse and assign such Negotiable Collateral to Beneficiaries and deliver physical possession of such Negotiable Collateral to Beneficiaries, subject to the respective rights of the Senior Debtholders and Beneficiaries.

     2.4.  Collection of Receivables.  Subject to Section 2.10(a)(i):
           -------------------------              ------------------

     (a) to expedite collection of Receivables of Grantors, Grantors shall, promptly upon the request of Beneficiaries (and subject to the rights of the Senior Debtholders under the Credit Agreement and the other Loan Documents), collect any cash receipts, checks, and other items of payment that it receives on account of the Receivables for deposit into lockboxes or blocked accounts (the "Blocked Accounts") designated by Beneficiaries. All remittances received
      ----------------
by Grantors shall be held in trust for Beneficiaries and Grantors will immediately deposit such collections in the Blocked Accounts or, if requested by Beneficiaries, deliver to Beneficiaries said collections in the same form as received (but with any endorsements of Grantors necessary for deposit or collection);

     (b) Beneficiaries shall have the right to take any and all of the actions set forth in paragraph (c) of this Section 2.4, at any time, without
                     -------------         -----------
notice to Grantors, if (1) there then exists an Event of Default; (2) in Beneficiaries' good faith judgment, based upon credible evidence, Beneficiaries believe that: (A) the Blocked Accounts are being circumvented or other circumstances exist which threaten Beneficiaries' ability to maintain its dominion over cash, (B) the proceeds of Beneficiaries' Collateral are being diverted from it, or (C) the Grantors' properties or assets are otherwise being misappropriated; or (3) in Beneficiaries' reasonable judgment, based upon credible evidence, there has occurred a material impairment of the prospect of repayment of Grantors' obligations or a material impairment of the validity, priority, or enforceability of Beneficiaries' Security Interest in the Collateral;

     Beneficiaries shall additionally have all rights of stoppage in transit, replevin, reclamation and other rights of an unpaid seller and/or lienor under the Uniform Commercial Code. All amounts received by Beneficiaries in payment of Receivables assigned to any of them, including without limitation, all amounts wired to Beneficiaries' respective accounts from the Blocked Accounts in accordance with Beneficiaries' instructions, will be credited to the account of Grantors, for purposes of interest calculations, on the date of receipt of good funds by Beneficiaries; and

     (c) At the times and upon the occurrence of the events described in paragraph (b) of this Section 2.4, Beneficiaries or Beneficiaries' designee may:
-------------         -----------
(i) notify customers or account debtors of any Grantor that the accounts or Receivables have been assigned to Beneficiaries or that Beneficiaries have a security interest therein; (ii) collect Receivables directly in their own name and charge the collection costs and expenses, including reasonable attorneys' fees, to Grantors, and (iii) receive, open and dispose of all mail addressed to any Grantor.

     2.5.  Delivery of Additional Documentation Required.  Subject to Section
           ---------------------------------------------              -------
2.10, each Grantor shall execute and deliver to the Collateral Agent, prior to
----
or concurrently with such Grantor's execution and delivery of this Security Agreement and at any time thereafter at the request of the Collateral Agent, all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, assignments (of all Receivables and all related documents), endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that the Collateral Agent may reasonably request, in form satisfactory to the Collateral Agent, to perfect and continue perfected the Security Interest in the Collateral and in order to fully consummate all of the transactions contemplated under the documents evidencing the Subordinated Debt.

     2.6.  Power of Attorney.  Subject to Section 2.10 and the Collateral Agency
           -----------------              ------------
Agreement, each Grantor hereby irrevocably makes, constitutes, and appoints the Collateral Agent (and any of the Collateral Agent's officers, employees, or agents designated by the Collateral Agent) as Grantor's true and lawful attorneys, with power to:

             (a) sign the name of such Grantor on any of the documents described in Section 2.5 or on any other similar documents to be executed,
                  -----------
     recorded, or filed in order to perfect or continue perfected the Security Interest;

             (b) sign such Grantor's name on any invoice or bill of lading relating to any accounts, drafts against account debtors, schedules and assignments of Receivables, verifications of Receivables, and notices to account debtors;

             (c)   send requests for verification of Receivables;

             (d) endorse such Grantor's name on any checks, notices, acceptances, money orders, drafts, or other item of payment or security that may come into such Beneficiary's possession;

             (e)   at any time that (1) there then exists an Event of Default,
     (2) in the Collateral Agent's good faith judgment, based upon credible evidence, the Collateral Agent believes that (A) the Blocked Accounts are being circumvented or other circumstances exist which threaten the Collateral Agent's ability to maintain its dominion over cash, (B) the proceeds of the Collateral are being diverted from it, or (C) such Grantor's properties or assets are otherwise being misappropriated, or (3) in the Collateral Agent's reasonable judgment, based upon credible evidence, there has occurred a material impairment of the prospect of repayment of such Grantor's obligations or material impairment of the validity, priority, or enforceability of the Beneficiaries' Security Interest in the Collateral, notify the post office authorities to change the address for delivery of such Grantor's mail to an address designated by the Collateral Agent, receive and open all mail addressed to such Grantor, and retain all mail relating to the Collateral and forward all other mail to such Grantor;

             (f) at any time that there exists an Event of Default or the Collateral Agent deems the Beneficiaries insecure, make, settle, and adjust all claims under such Grantor's policies of insurance or in respect of condemnation proceedings, and make all determinations and decisions with respect to such policies of insurance or condemnation proceedings; and

             (g) at any time that there exists an Event of Default or the Collateral Agent deems the Beneficiaries insecure, settle and adjust disputes and claims respecting the

     Receivables directly with the applicable Debtors, for amounts and upon terms which the Collateral Agent determines to be reasonable, and the Collateral Agent may cause to be executed and delivered any documents and releases which it determine to be necessary.

     With respect to the matters described in clauses (f) and (g) of this
                                              -----------     ---
Section 2.6, the Collateral Agent shall not act pursuant to the foregoing power
-----------
of attorney until the Collateral Agent has provided such Grantor with notice of the Collateral Agent's intent so to act not less than ten (10) Business Days prior to any such proposed action and, in the event such Grantor has taken the necessary steps during such period to settle or adjust such disputes or claims in a manner satisfactory to the Collateral Agent, or is otherwise proceeding toward a resolution of such matters in a manner satisfactory to the Collateral Agent, the Collateral Agent shall allow such Grantor to complete such settlement so long as such Grantor continues to diligently prosecute the same toward a conclusion. The appointment of the Collateral Agent as each Grantor's attorney, and each and every one of the Collateral Agent's rights and powers, being coupled with an interest, is irrevocable until all obligations in respect of the Subordinated Debt have been fully repaid and performed and the Beneficiaries' obligations hereunder are terminated.

     2.7.   Right to Inspect.  Each Beneficiary (through any of its officers,
            ----------------
employees, or agents) shall have the right, from time to time hereafter, at reasonable times and upon reasonable notice, to inspect Grantor's books and to check, test, and appraise the Collateral in order to verify each Grantor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

     2.8.   Releases Upon Termination.  Upon the termination of this Security
            -------------------------
Agreement and the satisfaction of and payment in full of all Subordinated Debt, each Beneficiary shall deliver to each Grantor upon its request therefor and at such Grantor's expense, releases, reconveyances and satisfactions of all financing statements, mortgages, notices of assignment and other registrations of security, and each Grantor shall also deliver to each Beneficiary an unqualified release of all of such Beneficiary's obligations under all documents evidencing Subordinated Debt and an acknowledgment that the same have been terminated.

     2.9.   Recourse to Security. Recourse to security shall not be required for
            --------------------
any of Grantors' obligations in respect of the Subordinated Debt hereunder nor shall Beneficiaries be required to first marshall, dispose of, or realize upon any security or Collateral.

     2.10.  Standstill Provisions.  (a)  So long as the Senior Debt has not been
            ---------------------
paid in full, in cash, and any Loan Document remains in effect, whether or not any event or proceeding described in subparagraphs (f) or (g) of Article VIII of the Credit Agreement has been commenced by or against any Grantor:

             (i) no Beneficiaries will (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral or (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure or (C) contest, protest or object to any foreclosure proceeding or action brought by any Senior Debtholder or any other exercise by a Senior Debtholder of any rights and remedies under any Loan Documents; and

               (ii) the Senior Debtholders shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral, including, without limitation, the right to notify account debtors.

     (b) In exercising rights and remedies with respect to the Collateral, the Senior Debtholders may enforce the provisions of the Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

     (c) When all Senior Debt has been paid in full in cash and the Security Documents no longer are in effect, the Beneficiaries shall have the right to enforce the provisions of this Security Agreement and exercise remedies hereunder.

     2.11.  Voting Rights and Dividends on Pledged Stock.  Unless and until an
            --------------------------------------------
Event of Default shall have occurred and be continuing:

     (a) Each Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Security Agreement and the Purchase Agreement, provided that such action would not adversely affect the rights inuring to the Collateral Agent or the Beneficiaries under this Security Agreement or the Purchase Agreement or adversely affect the rights and remedies of the Collateral Agent or the Beneficiaries under this Security Agreement or the Purchase Agreement or the ability of the Collateral Agent or the Beneficiaries to exercise the same.

     (b) Each Pledgor shall be entitled to receive and retain any and all dividends paid on Pledged Securities only to the extent that such dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, the Purchase Agreement and applicable laws. Any and all

               (i)    noncash dividends,

               (ii) stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution of the issuer, and

               (iii) instruments, securities, other distributions in property, return of capital, return of capital surplus or return of paid-in surplus or other distributions made on or in respect of pledged securities (other than dividends described in the first sentence of this subsection 2.11(b)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise shall be and become part of the collateral in which a Security Interest has been granted under this Security Agreement, and, if received by a Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Beneficiaries and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

                                  ARTICLE III

                             CONDITIONS PRECEDENT

     3.1.  Approval of Documents and Security Interest.  Beneficiaries shall
           -------------------------------------------
have received evidence that all approvals and/or consents of, or other action by, any shareholder, government, agency, or other Person whose approval or consent is necessary or required to enable (a) the Grantor to: (1) enter into and perform its obligations under the documents evidencing the Subordinated Debt, and (2) enter into the Subordinated Debt Documents and grant to Beneficiaries the Security Interest; and (b) all other applicable parties to execute and deliver all documents evidencing the Subordinated Debt, have been obtained.

     3.2.  Perfection of Security Interest.  All filings of Uniform Commercial
           -------------------------------
Code financing statements and all other filings and actions necessary to perfect and maintain the Security Interest as valid and perfected Liens in the property covered thereby, subject only to Senior Liens and those Liens existing on the date hereof which are permitted under the Credit Agreement (collectively, the "Permitted Liens"), shall be filed within 10 days of the date of execution of
 ---------------
this Security Agreement or taken and confirmation thereof shall have been received by Beneficiaries within 10 days of such filing. Beneficiaries shall have received the original of any certificates of title or other instruments necessary to be delivered into Beneficiaries' possession in order to perfect Beneficiaries' Security Interest therein.

                                  ARTICLE IV

                          COVENANTS; REPRESENTATIONS

     4.1.  Consents and Approvals.  Except for such filings as are required to
           ----------------------
perfect Beneficiaries' Security Interest, the consent of the Senior Agent or the Senior Debtholders, the approval of each Grantor's Board of Directors and Beneficiaries and any consents of parties to contracts and agreements under which any Grantor or any of its property is bound, which filings, approvals and consents are set forth on Schedule 4.1 hereto, no approvals and/or consents of,
                          ------------
or other action by, any shareholder, government instrumentality, agency or regulatory authority, or other Person are necessary or required to enable each Grantor to (i) enter into and perform its obligations under the Subordinated Debt Documents, and (ii) enter into the Subordinated Debt Documents and grant to Beneficiaries the Security Interest.

     4.2.  Covenants.  Each Grantor covenants and agrees with the Beneficiaries
           ---------
that, from and after the date of this Security Agreement until the obligations in respect of the Subordinated Debt are paid in full, and subject to Section
                                                                     -------
2.10:
----

          (a)  Maintenance of Perfected Security Interests; Further
               ----------------------------------------------------
     Documentation; Pledge of Instruments and Chattel Paper.  Subject to
     ------------------------------------------------------
     Permitted Liens, the Grantor shall maintain the Security Interest created by this Security Agreement hereof and shall defend such Security Interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Beneficiaries, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Beneficiaries may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements made under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Beneficiaries to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.
     Subject to the prior rights of the Senior Debtholders and with their consent, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Beneficiaries, duly endorsed in a manner satisfactory to the Beneficiaries, to be held as Collateral pursuant to this Security Agreement.

          (b)  Indemnification.  The Grantor agrees to pay, and to save the
               ---------------
     Beneficiaries, harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any requirement of law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Beneficiaries in respect of any Receivable or Subordinated Debt Document for any sum owing thereunder, or to enforce any provisions of any Receivable or Subordinated Debt Document, the Grantor will save, indemnify and keep the Beneficiaries harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Grantor, except where the same is the direct result of the Beneficiaries' gross negligence or willful misconduct.

          (c)  Maintenance of Records. The Grantor will keep and maintain at its
               ----------------------
     own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Receivables. The Grantor will enter a field into its financial records software or otherwise mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Security Interest granted hereby. Subject to Section 2.10, if the
                                                           ------------
     Grantor is then in default under the Purchase Agreement, the Grantor shall turn over any books and records pertaining to the Collateral to the Beneficiaries or to its representatives during normal business hours at the request of the Beneficiaries.

          (d)  Right of Inspection.  Upon reasonable notice (which may be
               -------------------
     telephonic), Beneficiaries shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Grantor and the Beneficiaries or its representatives may examine the same, take extracts therefrom and make photocopies thereof, at Beneficiaries' cost and expense, and the Grantor agrees to render to the Beneficiaries, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Beneficiaries and their respective representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

          (e)  Compliance with Laws, etc.  The Grantor will comply in all
               -------------------------
     material respects with all requirements of law applicable to the Collateral or any part thereof or to the operation of the Grantor's business; provided, however, that the Grantor may contest any requirement of law in
     --------  -------
     any reasonable manner which shall not, in the reasonable opinion of the Beneficiaries, adversely affect the Beneficiaries' rights or the priority of their Liens on the Collateral.

          (f)  Compliance with Terms of Subordinated Debt Documents. The Grantor
               ----------------------------------------------------
     will perform and comply in all material respects with all its obligations under the Subordinated Debt Documents and all its other obligations relating to the Collateral.

          (g)  Payment of Obligations.  The Grantor will pay promptly when due
               ----------------------
     all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Grantor's books in accordance with GAAP.

          (h)  Limitation on Liens on Collateral.  The Grantor will not create,
               ---------------------------------
     incur or permit to exist, and the Grantor shall defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby, Permitted Liens and Liens expressly permitted under Section 7.01 of the Credit Agreement as in effect on the date hereof, but only for so long as such Credit Agreement is in effect and will defend the right, title and interest of the Beneficiaries in and to any of the Collateral against the claims and demands of all Persons whomsoever, other than Permitted Liens.

          (i)  Limitations on Dispositions of Collateral.  The Grantor will not
               -----------------------------------------
     sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (x) sales of Inventory in the ordinary course of its business, (y) so long as no Event of Default has occurred and is continuing, the disposition in the ordinary course of business of property not material to the conduct of its business, or (z) sales, transfers and other dispositions of Collateral permitted or consented to pursuant to the Credit Agreement and the other Loan Documents.

          (j)  Limitations on Modifications of Negotiable Collateral and
               ---------------------------------------------------------
     Agreements Giving Rise to Receivables; Exercise of Rights; Notices.  Except
     ------------------------------------------------------------------
     to the extent permitted or consented to pursuant to the Loan Documents, the Grantor will not (i) amend, modify, terminate or waive any provision of any Negotiable Collateral or any agreement giving rise to a Receivable in any manner which could reasonably be expected to materially adversely affect the value of such Negotiable Collateral or such Receivable as Collateral,
     (ii) other than in the ordinary course of business as generally conducted by the Grantor over a period of time, fail to exercise promptly and diligently each and every material right which it may have under each Negotiable Collateral and each agreement giving rise to a Receivable (other than any right of termination) or (iii) fail to deliver to the Beneficiaries a copy of each material demand, notice or document received by it relating in any way to any Negotiable Collateral or any agreement giving rise to a Receivable that questions the validity or enforceability of such Negotiable Collateral or Receivables constituting more than 5 % of the aggregate amount of the Receivables.

          (k)  Limitations on Discounts, Compromises, Extensions of Receivables.
               ----------------------------------------------------------------
     Except to the extent permitted or consented to do otherwise pursuant to the Loan Documents, other than in the ordinary course of business consistent with its past practice, the Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise, compound or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, or (iv) allow any credit or discount whatsoever on any Receivable.

          (l)  Maintenance of Equipment.  Except to the extent permitted to do
               ------------------------
     otherwise pursuant to the Loan Documents, the Grantor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose, except that the Grantor's obligations pursuant to this Section
                                                                     -------
     4(l) shall not extend to obsolete Equipment.
     ----

          (m)  Maintenance of Insurance.  Except to the extent permitted to do
               ------------------------
     otherwise pursuant to the Loan Documents, the Grantor will maintain, with financially sound and reputable companies, insurance policies as required under the Credit Agreement. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Beneficiaries of written notice thereof, (ii) name the Senior Agent as an insured party and loss payee and name Beneficiaries as additional insured parties and loss payees, (iii) include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Beneficiaries. The Grantor shall deliver to the Beneficiaries during the month of April in each calendar year, and from time to time as the Beneficiaries may reasonably request, certificates of insurance or other evidence reasonably satisfactory to Beneficiaries of compliance with the foregoing.

          (n)  Further Identification of Collateral. The Grantor will furnish to
               ------------------------------------
     the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Beneficiaries may reasonably request, all in reasonable detail.

          (o)  Notices.  The Grantor will advise the Beneficiaries promptly, in
               -------
     reasonable detail, at the address set forth on the signature page hereto,
     (i) of any Lien (other than Liens created hereby, Permitted Liens or Liens expressly permitted under Section 7.01 of the Credit Agreement as in effect on the date hereof, but only for so long as such Credit Agreement is in effect) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

          (p)  Changes in Locations.  The Grantor will not (i) change the
               --------------------
     location of its executive offices, (ii) maintain books and records (including computer printouts and programs) concerning the Receivables or permit any of the Inventory or Equipment to be kept at a location other than those at which the same are presently maintained or kept (except when such Inventory or Equipment are being used in the ordinary course of the Grantor's business) or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Beneficiaries in connection with this Security Agreement would become seriously misleading, unless it shall have given the Beneficiaries at least 30 days prior written notice thereof.

          (q)  Patents, Trademarks and Copyrights.  Except to the extent
               ----------------------------------
     permitted to do otherwise pursuant to the Loan Documents,

               (i) The Grantor (either itself or through licensees) will (A) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademarks in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Beneficiaries, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated;

               (ii) The Grantor will not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated;

               (iii) The Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve the Grantor's material rights under all applicable copyright laws;

               (iv) The Grantor will notify the Beneficiaries immediately if it knows, or has reason to know, that any material Patent, Trademark or Copyright or any application or registration relating to any thereof may become abandoned, lost or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal or similar office in any country) regarding the Grantor's ownership of any material Patent, Trademark or Copyright or its right to register the same or to keep and maintain the same;

               (v) The Grantor, either by itself or through any agent, employee, licensee or designee, shall not file (A) any application for the registration of a Patent, Trademark or Copyright, or (B) any assignment of a patent, trademark or copyright which it may acquire from a third party, with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, as the case may be, unless the Grantor reports such filing to the Beneficiaries on or prior to the date of thereof;

               (vi) The Grantor shall from time to time execute and deliver any and all agreements, instruments, documents, and papers as the Beneficiaries may request to evidence the Beneficiaries' security interest in any Patent, Trademark or Copyright and the goodwill and general intangibles of the Grantor relating thereto or represented thereby, and, subject to the rights of the Senior Debtholders and the Senior Agent, the Grantor hereby constitutes the Beneficiaries its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the obligations in respect of the Subordinated Debt are paid in full;

               (vii) The Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents, Trademarks and Copyrights, including, without limitation, timely filing of applications for renewal, affidavits of use and affidavits of incontestability and payment of maintenance fees;

               (viii) In the event that any Patent, Trademark or Copyright included in the Collateral is infringed, misappropriated or diluted by a third party, the Grantor shall promptly notify the Beneficiaries after it learns thereof and, at the Grantor's sole expense, shall, unless the Grantor shall reasonably determine that such Patent, Trademark or Copyright is of negligible economic value to the Grantor, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the

          Grantor shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright; and

               (ix) Upon and during the continuance of an Event of Default and at the reasonable request of the Beneficiaries, the Grantor shall use its reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of the Grantor's rights, title and interest thereunder to the Beneficiaries or its designee.

          (r)  Vehicles. Except to the extent permitted to do otherwise pursuant
               --------
     to the Loan Documents, the Grantor will maintain each vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs reasonably necessary for such purpose.

          (s)  Inventory.  None of the Inventory of the Grantor shall be
               ---------
     evidenced by a warehouse receipt.

                                   ARTICLE V

                                   REMEDIES

     5.1.  Enforcement of Security Interest.  Subject to Section 2.10,
           --------------------------------              ------------
Beneficiaries may enforce their respective rights and remedies with respect to the Subordinated Debt Documents in accordance with their respective terms, and do any one or more of the following, all of which are authorized by each
Grantor:

               (i) terminate this Security Agreement and any of the other Subordinated Debt Documents as to any future liability or obligation of Beneficiaries, but without affecting Beneficiaries' rights and Security Interest in the Collateral and without affecting Grantor's obligations in respect of the Subordinated Debt and Grantor shall continue to assign Receivables and consign Inventory to Beneficiaries and continue to turn over collections to it;

               (ii) cause Grantor to hold all returned Inventory in trust for Beneficiaries, segregate all returned Inventory from all other property of Grantor or in Grantor's possession and conspicuously label said returned Inventory as the property of Beneficiaries;

               (iii) without notice to or demand upon Grantor, make such payments and do such acts as Beneficiaries consider necessary or reasonable to protect their Security Interest in the Collateral. Grantor agrees to assemble the Collateral if Beneficiaries so require, and to make the Collateral available to Beneficiaries as Beneficiaries may designate. Grantor authorizes Beneficiaries to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Beneficiaries' determination appears to be prior or superior to their Security Interest and to pay all expenses incurred in connection therewith. With respect to any of Grantor's owned premises, Grantor hereby grants Beneficiaries a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Beneficiaries' rights or remedies provided herein, at law, in equity, or otherwise;

               (iv) ship, reclaim, recover, store, furnish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Beneficiaries are hereby granted a license or other right to use, without charge, Grantor's Patents, Copyrights, rights of use of any name, trade secrets, Trademarks, and advertising matter, and the goodwill associated with any of the foregoing, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Grantor's rights under all licenses and all franchise agreements shall inure to Beneficiaries' benefit;

               (v) sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Grantor's premises) as Beneficiaries determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

               (vi) Beneficiaries shall give notice of the disposition of the Collateral as follows:

               (a) Beneficiaries shall give Grantor, the Senior Agent and each holder of a security interest in the Collateral who has filed with Beneficiaries a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

               (b) the notice shall be personally delivered or mailed, postage prepaid, to Grantor as provided in Section 6.14, at least five (5) calendar
                                        ------------
     days before the date fixed for the sale, or at least five (5) calendar days before the date on or after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value. Notice to persons other than Grantor claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Beneficiaries;

               (c) if the sale is to be a public sale, Beneficiaries also shall give notice of the time and place by publishing a notice one time at least five (5) calendar days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

               (vii) Beneficiaries may credit bid and purchase at any public sale; and

               (viii) any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Grantor. Any excess will be returned, without interest and subject to the rights of third parties, by Beneficiaries to Grantor.

     5.2.  Collateral Agent.  Beneficiaries acknowledge that, pursuant to the
           ----------------
terms of the Collateral Agency Agreement, they have appointed a Collateral Agent to administer all UCC statements, mortgages or other similar recording documents ("Security Filings") filed in connection with the Security Interest granted to each Beneficiary hereunder. The Grantors shall be entitled to rely on any notice, demand or communication given by the Collateral Agent in respect of the Security Filings. Beneficiaries shall notify Grantors of any new or substitute Collateral Agent within twenty-five (25) days following the date such new Collateral Agent is appointed, provided, that
                                                           --------
Grantors may continue to rely on any notice, demand or communication given by the previously appointed Collateral Agent in respect of the Security Filings until Grantors have received such notice.

                                  ARTICLE VI

                                 MISCELLANEOUS

     6.1.  Possessory Collateral Held By Senior Agent. The Senior Agent hereby
           ------------------------------------------
agrees to hold, for the benefit of the Beneficiaries, as possessory agent, any Collateral in respect of which a security interest is perfected by possession and has actually been delivered to the Senior Agent (the "Possessory
                                                          ----------
Collateral"), including without limitation, all Negotiable Collateral so
----------
delivered and the Senior Agent hereby acknowledges that it will hold all of such Possessory Collateral as agent on behalf of the Beneficiaries in order to perfect the Lien of the Beneficiaries in such Possessory Collateral. The Senior Agent's sole role as agent on behalf of the Beneficiaries in accordance with this Section 6.1 shall be to hold any such Possessory Collateral on behalf of
     -----------
the Beneficiaries and deliver the same to the Beneficiaries (or any agent of the Beneficiaries designated in writing to the Senior Agent) upon payment in full of the Senior Debt and the termination of the Credit Agreement but subject to its right to release such Collateral pursuant to the Credit Agreement, Section
                                                                   -------
2.2(c) and this Section 6.1.  Notwithstanding anything herein to the contrary,
------          -----------
the Senior Agent's obligation to hold Possessory Collateral on behalf of the Beneficiaries shall extend only to that Possessory Collateral which the Senior Agent holds on behalf of the Senior Debtholders and the Senior Agent shall have no liability to the Beneficiaries for its failure to hold any Possessory Collateral.

     6.2.  Attorneys' Fees and Other Fees and Expenses.  Whether or not any of
           -------------------------------------------
the transactions contemplated by this Security Agreement shall be consummated, Grantors agree to pay to Beneficiaries on demand all reasonable and documented expenses incurred by Beneficiaries in connection with the transactions contemplated hereby (including, without limitation, any appraisal fees, title insurance premiums and recording charges) and in connection with any amendments, modifications or waivers (whether or not the same become effective) under or in respect of any of the Subordinated Debt.

     6.3.  Further Assurances.  From time to time, each Grantor shall execute
           ------------------
and deliver to Beneficiaries such additional documents as Beneficiaries may require to carry out the purposes of all the Subordinated Debt Documents and to protect Beneficiaries' rights thereunder.

     6.4.  Taxes and Fees.  Should any tax (other than taxes based upon the net
           --------------
income of Beneficiaries), recording or filing fees become payable in respect of any of the Subordinated Debt Documents, or any amendment, modification or supplement thereof, the Grantors agree to pay the same to Beneficiaries on demand, together with any interest or penalties thereon attributable to any delay by Grantors in meeting Beneficiaries' demand, and agrees to hold Beneficiaries harmless with respect thereto.

     6.5.   Modification of This Security Agreement.  No modification or waiver
            ---------------------------------------
of any provision of this Security Agreement shall be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on a Grantor in any case shall entitle such Grantor to any other or further notice or demand in the same, similar or other circumstances. No modification of Section 2.2 or 2.10 which could reasonably be expected to be
                -----------    ----
adverse to the rights of the Senior Debtholders under the Loan Documents shall be effective without the consent of the Senior Agent.

     6.6.   Third Party Beneficiaries.  The parties hereto acknowledge that the
            -------------------------
Senior Agent and the Senior Debtholders shall be deemed third party beneficiaries of Sections 2.2, 2.10 and 6.5 hereof, entitled to rely on such
                 ------------  ----     ---
provisions as if they were direct signatories to this Security  Agreement.

     6.7.   Headings.  The headings in this Security Agreement are for purposes
            --------
of reference only and shall not limit otherwise affect the meaning hereof.

     6.8.   Successors and Assigns.  This Security Agreement shall be binding
            ----------------------
upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that neither this Security
                                   --------  -------
Agreement nor any rights or obligations hereunder shall be assignable by a Grantor without the prior express written consent of Beneficiaries, and any purported assignment made in contravention hereof shall be void. No standard of reasonableness shall attach to Beneficiaries' discretion in consenting or not consenting to any assignment.

     6.9.   Remedies Cumulative.  All rights and remedies of Beneficiaries
            -------------------
pursuant to this Security Agreement, any other Subordinated Debt Documents or otherwise, shall be cumulative and nonexclusive, and may be exercised singularly or concurrently. Beneficiaries shall not be required to prosecute collection, enforcement or other remedies against a Grantor before proceeding to enforce or resort to any security, Liens, collateral or other rights of Beneficiaries.

     6.10.  Joint and Several Liability.  Any obligations of more than one party
            ---------------------------
hereunder, including without limitation, any obligations of a Grantor, shall be joint and several obligations of such parties.

     6.11.  APPLICABLE LAW.  THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A
            --------------
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. FOR PURPOSES OF THIS SECTION 6.11, THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF NEW YORK.

     6.12.  Counterparts.  This Security Agreement may be executed by the
            ------------
parties hereto in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

     6.13.  Severability.  Any provision of this Security Agreement which is
            ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any jurisdiction.

     6.14.  Notices.  All notices required to be given under this Security
            -------
Agreement shall be sent by overnight courier or by facsimile with same day confirmation or by certified or registered mail, return receipt requested to Grantors at 3111 North Kenwood Street, Burbank, California 91505, to the Collateral Agent at 520 Madison Avenue, New York, New York 10022 and, if any Beneficiary requests all such notices, to such Beneficiary at such address as it may specify to the other parties by like notice.

          IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                              ING EQUITY PARTNERS, L.P. I

                              By:  LEXINGTON PARTNERS, L.P.
                                    its General Partner

                              By:  LEXINGTON PARTNERS, INC.
                                    its General Partner



                              By:  /s/ Benjamin P. Giess
                                 -----------------------------------------------
                                 Name:   Benjamin P. Giess
                                 Title:  Authorized Signatory

                              Solely for purposes of Section 6.1,
                              THE CHASE MANHATTAN BANK



                              By:  /s/ Donna M. DiForio
                                 -----------------------------------------------
                                 Name:   Donna M. DiForio
                                 Title:  Vice President

                              MATTHEWS STUDIO EQUIPMENT GROUP



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chairman of the Board & Chief
                                         Executive Officer

                              MATTHEWS STUDIO SALES, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President

                              HOLLYWOOD RENTAL COMPANY, LLC (as successor by merger to Hollywood Rental Co., Inc.)



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Financial Officer

                              MATTHEWS STUDIO ELECTRONICS, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Executive Officer

                              MATTHEWS ACCEPTANCE CORPORATION

                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President

                              DUKE CITY VIDEO, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President

                              HDI HOLDINGS, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chairman of the Board

                              FOUR STAR LIGHTING, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Executive Officer

                              MATTHEWS STUDIO GROUP CENTERS, INC. (f/k/a
                              Matthews Medical Equipment, Inc.)



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President

                              KEYLITE HOLDINGS, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Financial Officer

                              REEL WHEELS, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Financial Officer

                              KEYLITE PRODUCTION SERVICES, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Financial Officer

                              DUKE CITY HOLDINGS, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  Chief Executive Officer

                              FOUR STAR HOLDING, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President

                              SHOWBIZMART.COM, INC.



                              By:  /s/ Carlos D. DeMattos
                                 -----------------------------------------------
                                 Name:   Carlos D. DeMattos
                                 Title:  President